Filed pursuant to Rule 497(e)

File Nos. 333-221764 and 811-23312

Tidal Trust III

June 27, 2025

Supplement dated June 27, 2025 to the currently effective

Statements of Additional Information (“SAI”)

for each series of the Trust, as may be supplemented

Effective June 27, 2025 (the “Effective Date”), Mr. Ethan Powell has been determined to qualify as an Independent Trustee of Tidal Trust III (the “Trust”), as that term is defined under the Investment Company Act of 1940, as amended. Accordingly, all references to Mr. Powell as an Interested Trustee of the Trust in the SAI are amended and restated to reflect Mr. Powell’s status as an Independent Trustee.

It has been determined by the Nominating and Governance Committee that Mr. Powell will not become a member of the Trust’s Audit Committee at this time.

In addition, under the Trust’s current compensation policy for its Independent Trustees, it is estimated that Mr. Powell will earn $45,000 over the twelve month period following the Effective Date.

Please retain this Supplement for future reference.